CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Thrivent ETF Trust of our report dated November 19, 2025, relating to the financial statements and financial highlights of the funds indicated in Appendix A, which appear in Thrivent ETF Trust’s Certified Shareholder Report on Form N-CSR for the year ended September 30, 2025. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

January 27, 2026

Appendix A

Thrivent ETF Trust

Thrivent Core Plus Bond ETF

Thrivent Small-Mid Cap Equity ETF

Thrivent Ultra Short Bond ETF

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Thrivent ETF Trust of our report dated December 17, 2025, relating to the financial statements and financial highlights of Thrivent Core Small Cap Value Fund, which appears in Thrivent Core Funds Trust’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

January 27, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Thrivent ETF Trust of our report dated December 17, 2025, relating to the financial statements and financial highlights of Thrivent Mid Cap Value Fund, which appears in Thrivent Mutual Funds Trust’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

January 27, 2026